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                                                                    EXHIBIT 10.5

               AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT BETWEEN
                     ADELPHIA COMMUNICATIONS CORPORATION AND
                            TIME WARNER NY CABLE LLC

      This Amendment, dated June 24, 2005 (this "Amendment"), amends the Asset Purchase Agreement, between Adelphia Communications Corporation ("Seller") and Time Warner NY Cable LLC ("Buyer"), dated as of April 20, 2005 (the "TW Purchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the TW Purchase Agreement.

      WHEREAS, the parties hereto desire to amend the TW Purchase Agreement pursuant to Section 9.2 thereof to clarify certain provisions contained therein.

      NOW, THEREFORE, in consideration of the foregoing, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Section 9.5 of the TW Purchase Agreement shall be amended by inserting immediately following the phrase "cause each and every Debtor, including each that is an Asset Transferring Subsidiary hereunder," the phrase, "but in each case excluding any Debtor that is a Transferred Joint Venture Entity (as such term is defined in the Friendco Purchase Agreement)", and adding at the end of such Section the sentence, "Nothing in this Section 9.5 is intended to supersede the provisions of paragraphs 4 and 5 of the Bankruptcy Court's order of April 21, 2005 entitled `Supplemental Order.'"

      2. Section 5.13(b) of the TW Purchase Agreement shall be amended by: (a) deleting the phrase: "70 days" in the first sentence of such Section and substituting for it the phrase: "80 days"; (b) deleting the word: "seventieth" in each place it appears in the first sentence of such Section and substituting for it, in each case, the word: "eightieth"; (c) deleting the phrase: "40 days" in the second sentence of such Section and substituting for it the phrase: "50 days"; and (d) deleting the phrase: "20 days" in the third sentence of such Section and substituting for it the phrase, "30 days".

      3. Section 5.13(c) of the TW Purchase Agreement shall be amended by deleting the phrase: "70 days" in the first sentence of such Section and substituting for it the phrase: "80 days".

      4. Section 5.13(d) of the TW Purchase Agreement shall be amended by: (a) deleting the phrase: "70 days" in the second sentence of such Section and

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substituting for it the phrase: "80 days" and (b) deleting the word:
"seventieth" in the second sentence of such Section and substituting for it the word: "eightieth".

      Except as specifically amended by this Amendment, the TW Purchase Agreement will remain in full force and effect and is hereby ratified and confirmed. This Amendment shall be construed as one with the TW Purchase Agreement, and the TW Purchase Agreement shall, where the context requires, be read and construed so as to incorporate this Amendment.

      This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Amendment.

      This Amendment shall be governed by and construed in accordance with the TW Purchase Agreement.

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      IN WITNESS WHEREOF, the parties have executed or caused this Amendment to be executed as of the date first written above.

                                        ADELPHIA COMMUNICATIONS CORPORATION

                                        By: /s/ Brad Sonnenberg
                                            --------------------------------
                                            Name: Brad Sonnenberg
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary

                                        TIME WARNER NY CABLE LLC

                                        By: /s/ Satish R. Adige
                                            --------------------------------
                                            Name: Satish R. Adige
                                            Title: Sr. V.P., Investments

Acknowledged and approved:

COMCAST CORPORATION

By: /s/ Robert S. Pick
    ------------------------------------
    Name: Robert S. Pick
    Title: Senior Vice President